Business Combinations	9 Months Ended	12 Months Ended
	Mar. 26, 2016	Jun. 27, 2015
Business Combinations [Abstract]
Business Combinations

4.    Business Combinations

During the first nine months of fiscal 2016, the Company paid cash of $40.2 million for two acquisitions which increased goodwill by $12.2 million. During the first nine months of fiscal 2015, the Company paid cash of $0.4 million for an acquisition. These acquisitions did not have a material effect on the Company’s consolidated financial statements.

3.    Business Combinations

During the second quarter of fiscal 2015, the Company paid cash of $0.4 million for an acquisition and during the third quarter of fiscal 2014, the Company paid cash of $0.9 million for an acquisition. These acquisitions were immaterial to the consolidated financial statements.

The Company completed the following acquisition in its Performance Foodservice segment during the second quarter of fiscal 2013 that was accounted for as a business combination in accordance with ASC 805:

Fox River Foods, Inc.

On December 21, 2012, the Company completed the purchase of Fox River Foods, Inc., along with three real estate entities, (collectively, “FRF”) for $99.2 million, which consisted of cash in the amount of $95.0 million and a $6.0 million promissory note with a fair value of $4.2 million. FRF is a broadline foodservice distributor based in Montgomery, Illinois. FRF serves more than 7,000 customers in seven states throughout the Upper Midwest. Customers range from fine dining establishments to family restaurants, schools, healthcare facilities, child care centers, hotels, and concessionaires. The Company performed a valuation of the net assets acquired to determine the purchase price allocation. This valuation resulted in the recognition of $19.4 million in identifiable intangible assets, including customer relationships and trade names. The Company also acquired property, plant, and equipment of $27.1 million, cash of $10.5 million, as well as working capital and other items in the amount of $36.5 million. The purchase price exceeded the fair value of the net assets acquired, resulting in Goodwill of $5.7 million. FRF values inventories at the lower of cost or market using the LIFO method, and the Company retained this method with respect to the valuation of FRF’s inventories. During fiscal 2014, goodwill related to FRF was reduced by $2.2 million as a result of a change in deferred tax liability.

Costs of approximately $1.0 million associated with this acquisition were recorded in Operating expenses during fiscal 2013. Goodwill recognized in connection with the acquisition is expected to be deductible for income tax purposes.

In the normal course of business, the Company may enter into a non-binding letter of intent or a purchase agreement for the acquisition on businesses. Financial statements will include the operations of these acquisitions from their respective closing dates. The Company does not anticipate that these acquisitions will have a material impact on our consolidated financial statements.